UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21960

TENNENBAUM OPPORTUNITIES FUND V, LLC
 (Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
TENNENBAUM OPPORTUNITIES FUND V, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2011

Date of reporting period: JUNE 30, 2011

ITEM 1.     REPORTS TO STOCKHOLDERS.

Semi-Annual Shareholder Report

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)
June 30, 2011

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Semi-Annual Shareholder Report

June 30, 2011

Contents

Consolidated Portfolio Asset Allocation	2

Unaudited Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Notes to Consolidated Financial Statements	14
Consolidated Schedule of Changes in Investments in Affiliates	27
Consolidated Schedule of Restricted Securities of Unaffiliated Issuers	28

Supplemental Information (Unaudited)

Consolidating Statement of Assets and Liabilities	29
Consolidating Statement of Operations	30
Approval of Investment Management Agreements	31

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q.  Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov.  The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

June 30, 2011

Percent of Cash
Industry	and Investments

Wired Telecommunications Carriers	11.4%
Gambling Industries	8.8%
Radio and Television Broadcasting	6.0%
Business Support Services	5.2%
Cable and Other Subscription Programming	4.3%
Scheduled Air Transportation	4.0%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	3.9%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	3.7%
Architectural, Engineering, and Related Services	3.7%
Communications Equipment Manufacturing	3.3%
Motion Picture and Video Industries	3.3%
Other Financial Investment Activities	3.0%
Electronic Shopping and Mail-Order Houses	2.9%
Electric Power Generation, Transmission and Distribution	2.6%
Pharmaceutical and Medicine Manufacturing	2.5%
Full-Service Restaurants	2.5%
Other General Merchandise Stores	2.3%
Semiconductor and Other Electronic Component Manufacturing	2.2%
Metal and Mineral (except Petroleum) Merchant Wholesalers	2.2%
Oil and Gas Extraction	1.9%
Industrial Machinery Manufacturing	1.8%
Software Publishers	1.8%
Aerospace Product and Parts Manufacturing	1.2%
Other Professional, Scientific, and Technical Services	1.2%
Sporting Goods, Hobby, Book, and Music Stores	1.1%
Data Processing, Hosting, and Related Services	1.0%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	0.7%
Support Activities for Mining	0.7%
Offices of Real Estate Agents and Brokers	0.5%
Activities Related to Credit Intermediation	0.4%
Health and Personal Care Stores	0.4%
Depository Credit Intermediation	0.3%
Traveler Accommodation	0.3%
Highway, Street, and Bridge Construction	0.2%
Charter Bus Industry	0.2%
Home Furnishings Stores	0.1%
Newspaper, Periodical, Book, and Directory Publishers	0.0%
Other Amusement and Recreation Industries	0.0%
Motor Vehicle Manufacturing	0.0%
Other Ambulatory Health Care Services	0.0%
Cash and Cash Equivalents	8.4%

Total	100.0%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

June 30, 2011

Assets
Investments, at fair value:
Unaffiliated issuers (cost $1,000,976,400)	$935,937,911
Controlled companies (cost $31,700,273)	53,525,716
Other affiliates (cost $388,593,284)	329,685,289
Total investments (cost $1,421,269,957)	1,319,148,916

Cash and cash equivalents	121,277,363
Accrued interest income:
Unaffiliated issuers	18,470,956
Controlled companies	111,074
Other affiliates	1,603,940
Deferred debt issuance costs	3,762,856
Receivable for investments sold	360,940
Prepaid expenses and other assets	876,842
Total assets	1,465,612,887

Liabilities
Credit facility payable	89,912,400
Payable for investments purchased	14,216,090
Management and advisory fees payable	2,387,500
Unrealized loss on foreign currency forward exchange contract	610,749
Equity placement costs payable	543,163
Payable to the Investment Manager	146,730
Interest payable	4,161
Accrued expenses and other liabilities	506,252
Total liabilities	108,327,045

Preferred stock
Series Z; $500/share liquidation preference; 560 shares authorized,
issued and outstanding	280,000
Accumulated dividends on Series Z preferred stock	12,729
Total preferred stock	292,729

Preferred equity facility
Series A preferred limited partner interests in Tennenbaum Opportunities Partners V, LP; $20,000/interest liquidation preference; 25,000 interests authorized, 18,450 interests issued and outstanding	369,000,000
Accumulated dividends on Series A preferred equity facility	849,724
Total preferred limited partner interests	369,849,724

Net assets applicable to common shareholders	$987,143,389

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 78,287.806 shares
issued and outstanding	$78
Paid-in capital in excess of par	1,078,833,219
Accumulated net investment income	2,262,259
Accumulated net realized gain	10,617,544
Accumulated net unrealized depreciation	(104,556,982)
Accumulated dividends to Series Z preferred shareholders	(12,729)
Net assets applicable to common shareholders	$987,143,389

Common stock, NAV per share	12,609.16
See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (76.59%)
Bank Debt (46.82%) (1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (0.25%)
NCO Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%, 2.5% LIBOR Floor, due 11/15/13	$3,620,977	$3,580,219	0.25%

Architectural, Engineering, and Related Services (0.88%)
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, 3.5% LIBOR Floor, due 9/12/14 (2)	$12,633,618	12,633,618	0.88%

Business Support Services (4.96%)
STG-Fairway Acquisitions, Inc., Senior Secured 1st Lien Term Loan, 13.5%, due 12/29/15	$70,005,527	71,405,637	4.96%

Cable and Other Subscription Programming (3.71%)
Medfort, S.a.r.l., 1st Lien Term Loan A, 15%, due 11/21/17 - (Germany) (2), (3)	€2,728,036	3,730,694	0.26%
Medfort, S.a.r.l., 1st Lien Term Loan B, 1%, due 11/21/17 - (Germany) (2), (3)	€27,207,347	26,869,600	1.86%
Primacom Management GmbH, 2nd Lien Term Loan, 10% PIK, due 5/19/17 - (Germany) (2), (3)	€7,500,000	11,692,238	0.81%
Primacom Management GmbH, Mezzanine Term Loan A, 1% PIK, due 11/21/17 - (Germany) (2), (3)	€2,501,250	2,415,790	0.17%
Primacom Management GmbH, Mezzanine Term Loan B, 1% PIK, due 11/21/17 - (Germany) (2), (3)	€9,103,800	8,792,752	0.61%
Total Cable and Other Subscription Programming		53,501,074

Charter Bus Industry (0.22%)
Coach America Holdings, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14	$3,294,121	2,651,767	0.18%
Coach America Holdings, Inc., Senior Secured Letter of Credit, LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14	$705,879	568,233	0.04%
Total Charter Bus Industry		3,220,000

Communications Equipment Manufacturing (3.33%)
Dialogic Corporation, Senior Secured Notes, LIBOR + 11%, 2% LIBOR Floor, due 9/30/13	$47,933,138	47,933,138	3.33%

Electric Power Generation, Transmission and Distribution (2.64%)
Texas Competitive Electric Holdings Company, LLC, Extended Term Loan, LIBOR + 4.5%, due 10/10/17	$48,559,251	37,971,586	2.64%

Electronic Shopping and Mail-Order Houses (2.83%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$42,055,553	40,772,859	2.83%

Highway, Street, and Bridge Construction (0.24%)
Contech Construction Products, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 4%, 1.25% LIBOR Floor, due 1/31/13	$4,266,323	3,516,163	0.24%

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.69%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$738,926	657,644	0.05%
Precision Partners Holdings, 1st Lien Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$10,397,653	9,253,911	0.64%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		9,911,555

Motion Picture and Video Industries (3.32%)
CKX Entertainment, Inc., Senior Secured Bridge Term Loan, LIBOR + 7%, 1.5% LIBOR Floor, due 6/21/12	$47,930,238	47,762,482	3.32%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Newspaper, Periodical, Book, and Directory Publishers (0.01%)
Local Insight Regatta Holdings, Inc., 1st Lien Term Loan, LIBOR + 4%, due 4/23/15	$1,000,000	$211,250	0.01%

Offices of Real Estate Agents and Brokers (0.50%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$2,036,336	2,161,911	0.15%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$24,164,053	5,041,531	0.35%
Total Offices of Real Estate Agents and Brokers		7,203,442

Other Ambulatory Health Care Services (0.00%)
Rural Metro Corporation, Bridge Commitment Term Loan, LIBOR + 7%,
1.25% LIBOR Floor, due 9/28/11	$15,000,000	-	-

Other Financial Investment Activities (2.94%)
American Capital, Ltd., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%,
2% LIBOR Floor, due 12/31/13	$8,393,285	8,432,633	0.59%
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	$46,987,265	33,909,158	2.35%
Total Other Financial Investment Activities		42,341,791

Other General Merchandise Stores (2.27%)
Conn Appliances, Inc., Term Loan, LIBOR + 11.5%, 3% LIBOR Floor, due 11/30/14	$31,912,946	32,710,770	2.27%

Radio and Television Broadcasting (5.58%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%,
1.75% LIBOR Floor, due 2/28/16 (2)	$9,819,141	10,113,715	0.70%
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16 (2)	$55,687,843	57,915,356	4.02%
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15 (2)	$14,903,064	12,399,349	0.86%
Total Radio and Television Broadcasting		80,428,420

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and
Filaments Manufacturing (0.36%)
Gundle/SLT Environmental, Inc., Senior Secured 2nd Lien Term Loan,
LIBOR + 9.5% Cash + 2% PIK, 1.5% LIBOR Floor, due 11/27/16	$5,271,389	5,205,497	0.36%

Scheduled Air Transportation (2.52%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16	$2,122,753	2,250,118	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (2), (8)	$4,821,099	6,631,422	0.46%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (2), (8)	$4,838,980	6,685,051	0.46%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13	$1,841,285	1,841,285	0.13%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (2), (8)	$4,078,611	4,804,603	0.33%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (2), (8)	$5,104,384	6,214,587	0.43%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (2), (8)	$5,681,687	7,849,250	0.55%
Total Scheduled Air Transportation		36,276,316

Semiconductor and Other Electronic Component Manufacturing (2.06%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor, due 9/29/15	$27,414,213	26,865,929	1.86%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16	$2,871,422	2,871,422	0.20%
Total Semiconductor and Other Electronic Component Manufacturing		29,737,351

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

	Principal		Fair	Percent of Cash
Investment	Amount		Value	and Investments

Debt Investments (continued)
Software Publishers (1.75%)
EAM Software Finance Pty, Ltd, Senior Secured 1st Lien Tranche A Term Loan, BBSY + 2.25% Cash + 1.5% PIK, due 5/10/13 - (Australia) (3)	AUD	8,611,914	$9,215,227	0.64%
EAM Software Finance Pty, Ltd, Senior Secured 1st Lien Tranche B Term Loan, BBSY + 2.75% Cash + 1.5% PIK, due 11/10/13 - (Australia) (3)	AUD	14,018,221	15,000,276	1.04%
Infor Global Solutions, Extended Initial 1st Lien Delayed Draw Term Loan, LIBOR + 5.75%, due 12/31/13		$344,161	333,836	0.02%
Infor Global Solutions, Extended Initial 1st Lien Term Loan, LIBOR + 5.75%, due 12/31/13		$648,026	631,691	0.05%
Total Software Publishers			25,181,030

Sporting Goods, Hobby, Book, and Music Stores (1.08%)
Borders Group, Inc., Senior Secured Super Priority DIP Term Loan, LIBOR + 12.5%, 1% LIBOR Floor, due 2/16/12		$15,527,079	15,527,079	1.08%

Support Activities for Mining (0.08%)
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 - (Norway)		$1,133,655	1,133,655	0.08%
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 - (Norway)		$1,133,286	-	-
Total Support Activities for Mining			1,133,655

Traveler Accommodation (0.25%)
Buffets Holdings, Inc., 1st Lien Term Loan, LIBOR + 10%, due 4/22/15		$4,000,000	3,570,000	0.25%

Wired Telecommunications Carriers (4.35%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (3)		€5,852,181	6,895,552	0.48%
Hawaiian Telcom Communications, Inc., Senior Secured Term Loan, LIBOR + 6%, 3% LIBOR Floor, due 10/28/15		$12,978,024	13,336,074	0.93%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15 (2)		$15,625,677	15,703,806	1.09%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (3)		€13,645,416	14,693,023	1.02%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (3), (4)		€12,698,410	11,979,110	0.83%
Total Wired Telecommunications Carriers			62,607,565

Total Bank Debt (Cost $640,993,292)			674,342,497

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Other Corporate Debt Securities (29.77%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (3.45%)
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$27,195,000	$23,265,594	1.61%
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$29,404,000	26,451,250	1.84%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		49,716,844

Aerospace Product and Parts Manufacturing (1.22%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	$17,602,000	13,905,580	0.96%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15	$4,695,000	3,705,012	0.26%
Total Aerospace Product and Parts Manufacturing		17,610,592

Architectural, Engineering, and Related Services (2.52%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$25,525,000	21,254,668	1.47%
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK, due 11/1/14	$12,807,604	13,221,673	0.92%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15 (2), (5)	$1,870,660	1,870,660	0.13%
Total Architectural, Engineering, and Related Services		36,347,001

Data Processing, Hosting, and Related Services (0.41%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$5,814,000	5,920,629	0.41%

Full-Service Restaurants (2.51%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13	$37,041,000	36,084,972	2.51%

Gambling Industries (3.82%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$60,600,000	55,070,250	3.82%

Health and Personal Care Stores (0.43%)
Rite Aid Corporation, Senior Unsecured Notes, 9.5%, due 6/15/17	$6,640,000	6,139,875	0.43%

Home Furnishings Stores (0.05%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	689,175	0.05%

Industrial Machinery Manufacturing (1.29%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14 (5)	$18,616,761	18,616,761	1.29%

Metal and Mineral (except Petroleum) Merchant Wholesalers (2.16%)
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$30,334,000	31,054,433	2.16%

Oil and Gas Extraction (1.94%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$3,777,000	3,644,805	0.25%
Woodbine Acquisition Corporation, Senior Secured Notes, 12%, due 5/15/16 (2), (5)	$23,610,000	24,259,275	1.69%
Total Oil and Gas Extraction		27,904,080

Other Professional, Scientific, and Technical Services (1.22%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12 - (France, Germany, United Kingdom) (5)	$20,785,000	17,568,729	1.22%

Pharmaceutical and Medicine Manufacturing (2.52%)
Novasep Holdings SAS, Senior Secured 1st Lien Notes, 9.75%, due 12/15/16 - (France) (5)	$30,893,000	18,226,870	1.26%
Novasep Holdings SAS, Senior Secured Notes, 9.625%, due 12/15/16 - (France) (3)	€19,650,000	16,955,376	1.18%
Novasep Holdings SAS, Senior Secured Notes, 9.625%, due 12/15/16 - (France) (3), (5)	€1,312,000	1,132,084	0.08%
Total Pharmaceutical and Medicine Manufacturing		36,314,330

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments

Debt Investments (continued)
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (3.51%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$52,174,000	$50,590,519	3.51%

Wired Telecommunications Carriers (2.72%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (5)	$18,170,000	19,078,500	1.32%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (3), (4), (5)	€54,730,879	7,937,072	0.55%
Zayo Group, LLC, Senior Secured 1st Lien Notes, 10.25%, due 3/15/17	$11,067,000	12,207,454	0.85%
Total Wired Telecommunications Carriers		39,223,026

Total Other Corporate Debt Securities (Cost $479,979,127)		428,851,216

Total Debt Investments (Cost $1,120,972,419)		1,103,193,713

Equity Securities (14.99%)
Activities Related to Credit Intermediation (0.44%)
Online Resources Corporation, Common Stock (2), (4), (6)	1,959,400	6,387,644	0.44%

Architectural, Engineering, and Related Services (0.25%)
Alion Science & Technology Corporation, Warrants (4)	10,380	547,545	0.04%
ESP Holdings, Inc., 15% PIK, Preferred Stock (2), (5), (6)	6,674	1,055,412	0.07%
ESP Holdings, Inc., Common Stock (2), (4), (5), (6)	29,156	1,990,314	0.14%
Total Architectural, Engineering, and Related Services		3,593,271

Business Support Services (0.27%)
STG-Fairway Holdings, LLC, Class A Units (4), (5)	226,242	3,911,398	0.27%

Cable and Other Subscription Programming (0.63%)
Perseus Holdings S.A., Common Stock - (Luxembourg) (2), (3), (4), (5), (6)	78,000	9,016,619	0.63%

Data Processing, Hosting, and Related Services (0.61%)
GXS Holdings, Inc., Common Stock (4), (5)	1,806,332	181	-
GXS Holdings, Inc., Series A Preferred Stock (4), (5)	34,251	8,809,380	0.61%
Total Data Processing, Hosting, and Related Services		8,809,561

Depository Credit Intermediation (0.33%)
Doral Financial Corporation, Common Stock (4)	2,410,796	4,725,160	0.33%
Doral GP, Ltd., GP Interest (2), (4), (5), (6)	100	225	-
Total Depository Credit Intermediation		4,725,385

Electronic Shopping and Mail-Order Houses (0.08%)
Shop Holding, LLC, Class A Units (4), (5)	1,379,026	1,110,266	0.08%
Shop Holding, LLC, Warrants to Purchase Class A Units (4), (5)	919,351	-	-
Total Electronic Shopping and Mail-Order Houses		1,110,266

Gambling Industries (4.93%)
TOPV New World Holdings, LLC, Membership Interests - (Canada) (2), (4),(5), (6)	77,442,845	67,925,269	4.71%
Tropicana Entertainment, Inc., Common Stock (4), (5)	180,844	3,119,559	0.22%
Total Gambling Industries		71,044,828

Highway, Street, and Bridge Construction (0.00%)
Contech Construction Products Holdings, Inc., Common Stock (4), (5)	393,882	-	-

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

		Fair	Percent of Cash
Investment	Shares	Value	and Investments

Equity Securities (continued)
Industrial Machinery Manufacturing (0.52%)
GSI Group, Inc., Common Stock (4), (5)	625,422	$7,536,335	0.52%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (4), (5)	83	16,386	-

Motor Vehicle Manufacturing (0.00%)
Fleetwood Enterprises, Inc., Common Stock (2), (4), (6)	11,500,685	11,501	-

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holding Corporation, Common Stock (4), (5)	1,799	37,599	-
Bally Total Fitness Holding Corporation, Warrants (4), (5)	3,245	15,576	-
Total Other Amusement and Recreation Industries		53,175

Radio and Television Broadcasting (0.40%)
Encompass Digital Media Group, Inc., Common Stock (2), (4), (5), (6)	661,765	3,034,688	0.21%
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock (2), (4), (5), (6)	7,179,572	269,778	0.02%
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock (2), (4), (5), (6)	2,272,580	353,829	0.03%
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock (2), (4), (5), (6)	2,476,138	1,728,898	0.12%
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock (2), (4), (5), (6)	1,419,264	345,275	0.02%
Total Radio and Television Broadcasting		5,732,468

Scheduled Air Transportation (1.48%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (2), (5), (8)	298	3,792,296	0.26%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (2), (5), (8)	295	3,735,427	0.26%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (2), (5), (8)	372	5,052,049	0.35%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (2), (5), (8)	330	4,677,939	0.33%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (2), (5), (8)	295	4,083,092	0.28%
Total Scheduled Air Transportation		21,340,803

Semiconductor and Other Electronic Component Manufacturing (0.17%)
TPG Hattrick Holdco, LLC, Common Units (4), (5)	1,935,857	2,400,463	0.17%

Support Activities for Mining (0.58%)
DeepOcean Group Holding AS, Common Stock (Norway) (4), (5)	410,366	8,414,241	0.58%

Wired Telecommunications Carriers (4.30%)
Hawaiian Telcom Holdco, Inc., Common Stock (4), (5)	462,676	11,913,907	0.83%
Hawaiian Telcom Holdco, Inc., Warrants (4), (5)	54,272	672,973	0.05%
Integra Telecom, Inc., Common Stock (2), (4), (5), (6)	10,080,250	49,168,984	3.41%
Integra Telecom, Inc., Warrants (2), (4), (5), (6)	3,018,747	-	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)	6,550,500	94,995	0.01%
Total Wired Telecommunications Carriers		61,850,859

Total Equity Securities (Cost $300,297,538)		215,955,203

Total Investments (Cost $1,421,269,957) (7)		1,319,148,916

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

	Principal		Fair	Percent of Cash
Investment	Amount		Value	and Investments

Cash and Cash Equivalents (8.42%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.02%, due 7/1/11 Collateralized by Federal Home Loan Banks Bonds		$5,446,522	$5,446,522	0.38%
General Electric Capital Corporation, Commercial Paper, 0.12%, due 7/6/11		$17,000,000	16,999,717	1.18%
General Electric Capital Corporation, Commercial Paper, 0.12%, due 7/13/11		$15,000,000	14,999,400	1.04%
American Express Credit Corporation, Commercial Paper, 0.13%, due 7/20/11		$20,000,000	19,998,628	1.39%
Union Bank of California, Commercial Paper, 0.23%, due 8/1/11		$15,000,000	14,997,029	1.04%
Toyota Motor Credit Corporation, Commercial Paper, 0.21%, due 8/4/11		$10,000,000	9,998,017	0.70%
Union Bank NA, Commercial Paper, 0.2%, due 9/6/11		$18,000,000	17,993,300	1.25%
Toyota Motor Credit Corporation, Commercial Paper, 0.19%, due 9/13/11		$16,000,000	15,993,751	1.11%
Cash Denominated in Foreign Currency	CAD	42,433	44,045	-
Cash Denominated in Foreign Currency		€388,848	563,908	0.04%
Cash Denominated in Foreign Currency		£100,175	160,811	0.01%
Cash Held on Account at Various Institutions		$4,082,235	4,082,235	0.28%
Total Cash and Cash Equivalents			121,277,363

Total Cash and Investments			$1,440,426,279	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security.

(6)	Not a controlling position.

(7)	Includes investments with an aggregate fair value of $20,293,224 that have been segregated to collateralize certain unfunded commitments.

(8)	Issuer is a controlled company.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $308,515,729 and $312,490,782, respectively. Aggregate purchases includes investment assets received as payment in-kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of June 30, 2011 was $987,315,801, or 68.54% of total cash and investments of the Company.

Forward contracts at June 30, 2011 were as follows:

Instrument	Notional Amount		Fair Value

Foreign currency forward exchange contract, sell AUD for settlement on 8/17/11	AUD	23,678,245	$(610,749)

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Six Months Ended June 30, 2011

Investment income
Interest income:
Unaffiliated issuers	$54,939,856
Controlled companies	2,348,614
Other affiliates	8,497,295
Other income:
Unaffiliated issuers	4,071,659
Controlled companies	467,172
Total investment income	70,324,596

Operating expenses
Management and advisory fees	14,325,000
Interest expense	613,720
Amortization of deferred debt issuance costs	530,634
Commitment fees	275,585
Insurance expense	213,959
Custody fees	88,000
Director fees	81,500
Legal fees, professional fees and due diligence expenses	(224,704)
Other operating expenses	178,283
Total expenses	16,081,977

Net investment income	54,242,619

Net realized and unrealized gain (loss)
Net realized gain from:
Investments in unaffiliated issuers	35,456,923
Investments in other affiliates	1,274,211
Foreign currency transactions	1,636,961
Net realized gain	38,368,095

Net change in net unrealized appreciation/depreciation on:
Investments	(41,898,838)
Foreign currency	(919,076)
Net change in net unrealized appreciation/depreciation	(42,817,914)

Net realized and unrealized loss	(4,449,819)

Dividends paid on Series A preferred equity facility	(1,753,704)
Net change in accumulated dividends on Series A preferred equity facility	17,755
Dividends paid on Series Z preferred shareholders	-
Net change in reserve for dividends to Series Z preferred shareholders	(11,262)

Net increase in net assets applicable to common shareholders resulting from operations	$48,045,589

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Six Months
	Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010

Total common shareholder committed capital	$1,105,000,000	$1,105,000,000

Net assets applicable to common shareholders, beginning of period	$1,010,097,800	$940,230,903

Net investment income	54,242,619	107,002,523
Net realized gain	38,368,095	65,407,303
Net change in net unrealized appreciation/depreciation	(42,817,914)	6,106,544
Dividends paid on Series A preferred equity facility from
net investment income	(1,753,704)	(3,661,319)
Net change in accumulated dividends on Series A preferred
equity facility	17,755	34,557
Dividends paid to Series Z preferred shareholders from
net investment income	-	(44,708)
Net change in reserve for dividends to Series Z preferred
shareholders	(11,262)	21,997
Net increase in net assets applicable to common
shareholders resulting from operations	48,045,589	174,866,897

Distributions to common shareholders from:
Net investment income	(49,500,000)	(105,000,000)
Net realized gain	(21,500,000)	-
Total distributions to common shareholders	(71,000,000)	(105,000,000)

Net assets applicable to common shareholders, end of period
(including accumulated net investment income and distributions in excess
of net investment income of $2,262,259 and $744,411, respectively)	$987,143,389	$1,010,097,800

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

June 30, 2011

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$48,045,589
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(38,368,095)
Net change in net unrealized appreciation/depreciation	41,898,838
Dividends paid on Series A preferred equity facility	1,753,704
Net change in accumulated dividends on Series A preferred equity facility	(17,755)
Net change in reserve for dividends to Series Z preferred shareholders	11,262
Accrual of interest and dividend income paid in kind	(8,922,942)
Net accretion of market discount	(2,731,013)
Accretion of original issue discount	(1,979,787)
Amortization of deferred debt issuance costs	530,634
Changes in assets and liabilities:
Purchases of investments	(299,592,787)
Net proceeds from sales, maturities and paydowns of investments	312,490,782
Decrease in receivable for investments sold	14,201,661
Increase in accrued interest income - unaffiliated issuers	(1,202,745)
Increase in accrued interest income - controlled companies	(111,074)
Increase in accrued interest income - other affiliated issuers	(1,316,280)
Increase in prepaid expenses and other assets	(682,930)
Decrease in payable for investments purchased	(722,388)
Increase in payable to investment manager	96,121
Increase in interest payable	1,375
Decrease in accrued expenses and other liabilities	(37,725)
Net cash provided by operating activities	63,344,445

Financing activities
Proceeds from draws on credit facility	5,691,601
Principal repayments on credit facility	(9,980,268)
Dividends paid on Series A preferred equity facility	(1,753,704)
Distributions to common shareholders	(71,000,000)
Net cash used in financing activities	(77,042,371)

Net decrease in cash and cash equivalents	(13,697,926)
Cash and cash equivalents at beginning of period	134,975,289
Cash and cash equivalents at end of period	$121,277,363

Supplemental disclosure:
Interest payments	$612,345

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

June 30, 2011

1.  Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s investment operations commenced on October 10, 2006.  On December 15, 2006, the Company contributed substantially all of its assets to Tennenbaum Opportunities Partners V, LP, a Delaware Limited Partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partner interests in a nontaxable transaction.  The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes. Following the asset transfer, all portfolio activity has been conducted by and in the Partnership.

These consolidated financial statements include the accounts of the Company and the Partnership.  All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”).  The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership.  Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors.  The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership.  The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  Each Board of Directors consists of three persons, two of whom are independent. If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors.  The remaining directors will be subject to election by holders of the common interests and preferred interests voting together as a single class.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

1.  Organization and Nature of Operations (continued)

Company Structure

Total maximum capitalization of the consolidated Company is approximately $1.91 billion, consisting of $1.105 billion of common equity commitments, $369 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), $436 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”) and $280,000 in Series Z preferred shares of the Company.  The contributed common equity, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company.  Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares.  The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by the Company as the holder of the common limited partner interests in the Partnership.  However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to October 10, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At June 30, 2011, the Partnership had 18,450 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest.  The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  At June 30, 2011, the Partnership was in full compliance with such requirements.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.65% or (ii) the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

All of the Company’s investments are generally held by the Partnership.  Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval.  Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.  The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.  At June 30, 2011, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$55,070,250	$18,649,139
2	Other observable market inputs*	153,208,433	345,356,473	11,925,408
3	Independent third-party pricing sources that employ significant unobservable inputs	518,262,642	28,424,493	172,880,328
3	Internal valuations with significant unobservable inputs	2,871,422	-	12,500,328
Total		$674,342,497	$428,851,216	$215,955,203

* E.g., quoted prices in inactive markets or quotes for comparable instruments

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the six months ended June 30, 2011 were as follows:
	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$441,244,014	$84,300,000	$145,954,427
Net realized and unrealized gains (losses)	6,973,833	(20,554,397)	8,139,940
Acquisitions	208,415,559	4,012,353	20,719,251
Dispositions	(177,704,227)	-	(1,933,290)
Reclassifications within Level 3	39,333,463	(39,333,463)	-
Ending balance	$518,262,642	$28,424,493	$172,880,328

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$4,599,132	$(20,554,397)	$8,127,303

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$4,419,714	$-	$20,356,159
Net realized and unrealized gains (losses)	(40,689)	-	(493,508)
Acquisitions	110,610	-	-
Dispositions	(1,618,213)	-	-
Transfer out of Level 3 †	-	-	(7,362,323)
Ending balance	$2,871,422	$-	$12,500,328

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(40,689)	$-	$(493,508)

† Comprised of one investment that transferred to Level 2 due to increased trading volumes.

During the six months ended June 30, 2011, one investment with a beginning market value of $9,273,589 transferred from Level 2 to Level 1 following commencement of active trading on a national exchange.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank.  Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

 Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies.  At June 30, 2011, the Partnership held foreign currency denominated investments comprising approximately 11.10% of the Partnership’s total investments by fair value.  Such positions were converted at the closing rate in effect at June 30, 2011 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.   The Company and the Partnership report that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, the Partnership has entered into certain currency option and forward exchange transactions. The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

Gains and losses from derivative transactions during the six months ended June 30, 2011 were included in net realized and unrealized gain (loss) on investments in the Statement of Operations as follows:

Instrument	Realized Gain (Loss)	Change in Unrealized Depreciation
Currency options	$(1,208,808)	$749,590
Foreign currency forward exchange contract	-	(610,749)

Valuations of foreign currency forward exchange contracts at June 30, 2011 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(610,749)

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of approximately $8.5 million were incurred in connection with placing the Partnership’s Senior Facility.  These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company or the Partnership.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements.  The Partnership’s income or loss is reported in the partners’ income tax returns.  As of June 30, 2011, all tax years of the Company and the Partnership since January 1, 2007 remain subject to examination by federal tax authorities.  No such examinations are currently pending.

As of June 30, 2011, the tax basis components of distributable earnings (accumulated deficit), unrealized appreciation (depreciation) and cost of investments (including derivatives) were as follows:

Unrealized appreciation	$127,365,870
Unrealized depreciation	(230,097,660)
Net unrealized depreciation	$(102,731,790)

Cost	$1,421,269,957

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

3.  Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner of the Partnership until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner.  For purposes of determining whether the 8% return to the Company has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Company for periods prior to the inception of the Partnership.  Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date.  The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions.  The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions, and are generally based on amounts received from the Partnership, less any Company expenses and dividends to Series Z Preferred Shareholders. Any net long-term capital gains are distributed at least annually.  As of June 30, 2011, the Company had declared $313,563,371 to the common shareholders since inception.

The Company’s Series Z share dividend rate is fixed at 8% per annum.

4.  Management and Advisory Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.5% of the sum of the committed common equity (reduced after the ramp-up by returns of contributed capital), the maximum amount available under the Senior Facility, and the maximum amount of the Series A Preferred, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding.  In addition to the management fee, the General Partner of the Partnership is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

4.  Management and Advisory Fees and Other Expenses (continued)

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $436 million.  The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations.  Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum.  The weighted-average interest rate on outstanding borrowings at June 30, 2011 was 1.36%.  In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $87,200,000 in borrowings are outstanding.  The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants.  As of June 30, 2011, the Partnership was in full compliance with such covenants.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation.  At June 30, 2011, outstanding borrowings included €62,000,000 (US $89,912,400), and interest payable included €2,869 (US $4,161).

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $18.6 million at June 30, 2011.  These instruments are reflected at fair value in the Statement of Investments and may be drawn up to the principal amount shown.

7.  Related Parties

The Company, the Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership makes payments to third parties on behalf of the Company which are funded by or reimbursable through contributions from or deductions from distributions to the Company. At June 30, 2011, the Company had a receivable from the Partnership, and the Partnership had a payable to the Company, in the amount of $773,163 as reflected in the Consolidating Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and the Partnership and receives reimbursement from the Company and the Partnership. At June 30, 2011, such reimbursable amounts totaled $146,730 as reflected in the Consolidated Statement of Assets and Liabilities.

8.  Series Z Preferred Capital

In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 560 Series Z preferred shares authorized, issued and outstanding as of June 30, 2011.  The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

June 30, 2011

9.  Financial Highlights

	Six Months					October 10, 2006
	Ended					(Inception) to
	June 30, 2011	Year Ended December 31,				December 31,
	(Unaudited)	2010	2009	2008	2007	2006

Per Common Share(1)
Net asset value, beginning of period	$12,902.36	$12,009.93	$7,317.59	$15,376.96	$20,038.77	$20,000.00

Equity placement costs charged to paid-in capital	-	-	(6.86)	(18.62)	(355.40)	(10.34)

Investment operations:
Net investment income (loss)	692.86	1,366.78	1,022.14	1,095.15	(666.61)	(111.27)
Net realized and unrealized gain (loss)	(56.84)	913.47	4,688.68	(8,186.72)	(2,506.47)	164.16
Dividends on Series A preferred equity facility	(22.40)	(46.77)	(50.27)	(104.90)	(79.02)	-
Net change in accumulated dividends on
Series A preferred equity facility	0.23	0.44	9.72	5.96	(74.10)	(3.07)
Dividends to Series Z preferred shareholders	-	(0.57)	-	(0.95)	-	-
Net change in reserve for dividends to
Series Z preferred shareholders	(0.14)	0.28	(0.29)	0.51	(1.36)	(0.71)
Total from investment operations	613.71	2,233.63	5,669.98	(7,190.95)	(3,327.56)	49.11

Net increase from capital stock transactions	-	-	-	-	456.74	-

Distributions to common shareholders from:
Net investment income	(632.28)	(1,341.20)	(970.78)	(849.80)	-	-
Net realized gain	(274.63)	-	-	-	-	-
Returns of capital	-	-	-	-	(1,435.59)	-
Net asset value, end of period	$12,609.16	$12,902.36	$12,009.93	$7,317.59	$15,376.96	$20,038.77

Return on invested assets (2), (3)	4.8%	18.0%	58.9%	(32.0)%	(3.3)%	3.2%

Total return to common shareholders (2), (4)	4.8%	19.4%	81.6%	(51.2)%	(19.2)%	0.2%
Less: performance allocation	-	-	-	-	-	-
Return to common shareholders (2), (4)	4.8%	19.4%	81.6%	(51.2)%	(19.2)%	0.2%

Ratios to average common equity: (5), (6)
Net investment income (loss)	10.7%	10.9%	11.2%	8.7%	0.1%	(3.3)%
Expenses	3.2%	3.4%	4.9%	7.9%	11.7%	14.3%
Expenses and General Partner allocation	3.2%	3.4%	4.9%	7.9%	11.7%	14.3%

Ending common shareholder equity	$987,143,389	$1,010,097,800	$940,230,903	$463,448,012	$694,367,823	$145,281,047
Portfolio turnover rate (2)	23.9%	66.8%	48.3%	61.5%	42.7%	6.1%
Weighted-average debt outstanding	$90,721,274	$82,122,988	$119,602,754	$347,492,137	$125,714,977	$4,253,012
Weighted-average interest rate	1.4%	0.9%	1.3%	3.8%	5.5%	5.7%
Weighted-average number of shares	78,287.8060	78,287.8060	78,246.8351	50,800.8348	19,776.0839	7,250.0000
Average debt per share (7)	$1,159	$1,049	$1,529	$6,840	$6,357	$587

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2011

9.  Financial Highlights (continued)

Annualized Inception to Date Performance Data as of June 30, 2011:
Return on invested assets (3)	6.5%
Internal rate of return (8)	5.2%

(1)	Per share changes in net asset value are computed based on the actual number of shares subscribed and outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and fund expenses, including   financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(5)	Annualized for periods of less than one year, except for allocations to the General Partner.

(6)
These ratios included interest expense but do not reflect the effect of dividend payments on the preferred equity facility.  The   ratio of expenses to average common shareholder equity is higher in earlier periods, and net investment income to average    common shareholder equity is reduced, due to the Company's relatively smaller capital base while the Company was ramping up.

(7)	Includes subscribed shares.

(8)
Returns are net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including  financing costs and management fees.  Internal rate of return (“IRR”) is the imputed annual return over an investment period  and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The IRR presented  assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity  placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the  inception of the Company.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited)

June 30, 2011

	Value,			Value,
	Beginning of			End of
Investment	Period	Acquisitions	Dispositions	Period

Doral GP, Ltd., GP Interest	$225	$-	$-	$225
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14	3,825,000	262,276	(3,825,000)	-
Encompass Digital Media Group, Inc., Common Stock	3,031,875	-	-	3,034,688
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, 1.75% LIBOR Floor, due 2/28/16	-	9,657,629	(24,609)	10,113,715
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	71,586,882	2,655,961	(15,728,570)	57,915,356
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, 3.5% LIBOR Floor, due 9/12/14	14,854,583	-	(2,220,965)	12,633,618
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	1,749,916	120,744	-	1,870,660
ESP Holdings, Inc., 15% PIK, Preferred Stock	988,369	-	-	1,055,412
ESP Holdings, Inc., Common Stock	2,487,659	-	-	1,990,314
Fleetwood Enterprises, Inc., Common Stock	11,501	-	-	11,501
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	15,835,461	-	-	15,703,806
Integra Telecom, Inc., Common Stock	51,369,376	-	-	49,168,984
Integra Telecom, Inc., Warrants	44,376	-	-	-
Medfort, S.a.r.1., 1st Lien Term Loan A, 15%, due 11/21/17	-	1,639,328	-	3,730,694
Medfort, S.a.r.1., 1st Lien Term Loan B, 1%, due 11/21/17	-	39,661,307	(1,234)	26,869,600
Online Resources Corporation, Common Stock	9,111,210	-	-	6,387,644
Perseus Holdings S.A., Common Stock	-	5,385,680	-	9,016,619
Primacom Management GmbH, 2nd Lien Term Loan, 10% PIK, due 5/19/17	-	4,635,071	-	11,692,238
Primacom Management GmbH, Mezzanine Term Loan A, 1% PIK, due 11/21/17	-	3,646,179	-	2,415,790
Primacom Management GmbH, Mezzanine Term Loan B, 1% PIK, due 11/21/17	-	13,270,961	-	8,792,752
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock	-	234,903	-	269,778
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock	-	308,089	-	353,829
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock	-	1,505,401	-	1,728,898
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock	-	300,641	-	345,275
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15	-	12,132,334	-	12,399,349
TOPV New World Holdings, LLC, Membership Interests	65,524,403	216,601	-	67,925,269
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	6,851,330	-	(248,327)	6,631,422
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	6,893,691	-	(242,989)	6,685,051
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	5,324,675	-	(476,287)	4,804,603
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	6,620,831	-	(426,804)	6,214,587
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8,097,209	-	(285,306)	7,849,250
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	2,964,485	248,327	(323,274)	3,792,296
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	2,934,268	242,988	(323,274)	3,735,427
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	3,584,483	476,285	(311,544)	5,052,049
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	3,410,770	426,803	(361,800)	4,677,939
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	3,230,557	285,305	(379,572)	4,083,092
Woodbine Acquisition Corporation, Senior Secured Notes, 12%, due 5/15/16	-	23,596,176	-	24,259,275

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

June 30, 2011

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$13,422,993
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Contech Construction Products Holdings, Inc., Common Stock	6/29/11	-
DeepOcean Group Holding AS, Common Stock	5/13/11	9,786,480
GSI Group, Inc., Common Stock	7/23/10	3,379,704
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	Various 2010	16,560,908
GXS Holdings, Inc., Common Stock	3/28/08	2,510,633
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	100,425
Hawaiian Telcom Holdco, Inc., Common Stock	Var. 2010 & 2011	7,795,324
Hawaiian Telcom Holdco, Inc., Warrants	Various 2008	5,025,972
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	17,780,617
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	15,282,535
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	8,982,702
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/31/07	69,576,180
Novasep Holdings SAS, Senior Secured 1st Lien Notes, 9.75%, due 12/15/16	Various 2011	20,497,233
Novasep Holdings SAS, Senior Secured Notes, 9.625%, due 12/15/16	4/5/11	1,217,603
Precision Holdings, LLC, Class C Membership Interests	9/30/10	1,858
Shop Holding, LLC, Class A Units	6/2/11	1,301,747
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	3,096,484
TPG Hattrick Holdco, LLC, Common Units	9/30/10	892,388
Tropicana Entertainment, Inc., Common Stock	3/8/10	9,612,500

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

June 30, 2011

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Unaffiliated issuers	$-	$935,937,911	$-	$935,937,911
Controlled companies	-	53,525,716		53,525,716
Investment in subsidiary	987,189,795	-	(987,189,795)	-
Other affiliates	-	329,685,289	-	329,685,289
Total investments	987,189,795	1,319,148,916	(987,189,795)	1,319,148,916

Cash and cash equivalents	-	121,277,363	-	121,277,363
Accrued interest income	-	20,185,970	-	20,185,970
Deferred debt issuance costs	-	3,762,856	-	3,762,856
Receivable for investments sold	-	360,940	-	360,940
Receivable from the Partnership	773,163	-	(773,163)	-
Prepaid expenses and other assets	117,282	759,560	-	876,842
Total assets	988,080,240	1,465,495,605	(987,962,958)	1,465,612,887

Liabilities
Credit facility payable	-	89,912,400	-	89,912,400
Payable for investments purchased	-	14,216,090	-	14,216,090
Management and advisory fees payable	-	2,387,500	-	2,387,500
Payable to the Company	-	773,163	(773,163)	-
Unrealized loss on foreign currency
forward exchange contract	-	610,749	-	610,749
Equity placement costs payable	543,163	-	-	543,163
Payable to the Investment Manager	37,461	109,269	-	146,730
Interest payable	-	4,161	-	4,161
Accrued expenses and other liabilities	63,498	442,754	-	506,252
Total liabilities	644,122	108,456,086	(773,163)	108,327,045

Preferred stock
Series Z preferred stock	280,000	-	-	280,000
Accumulated dividends on Series Z preferred stock	12,729	-	-	12,729
Total preferred stock	292,729	-	-	292,729

Preferred equity facility
Series A preferred limited partner interests	-	369,000,000	-	369,000,000
Accumulated dividends on Series A
preferred equity facility	-	849,724	-	849,724
Total preferred limited partner interests	-	369,849,724	-	369,849,724

Net assets	$987,143,389	$987,189,795	$(987,189,795)	$987,143,389

Composition of net assets
Common stock	$78	$-	$-	$78
Additional paid-in capital	1,078,833,219	1,081,728,330	(1,081,728,330)	1,078,833,219
Accumulated losses	(91,677,179)	(94,538,535)	94,538,535	(91,677,179)
Accumulated dividends to Series Z
preferred shareholders	(12,729)	-	-	(12,729)
Net assets	$987,143,389	$987,189,795	$(987,189,795)	$987,143,389

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Six Months Ended June 30, 2011

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Unaffiliated issuers	$-	$54,939,856	$-	$54,939,856
Controlled companies	-	2,348,614		2,348,614
Other affiliates	-	8,497,295	-	8,497,295
Other income:	-		-	-
Unaffiliated issuers	-	4,071,659		4,071,659
Controlled companies	-	467,172		467,172
Total interest and related investment income	-	70,324,596	-	70,324,596

Operating expenses:
Management and advisory fees	-	14,325,000	-	14,325,000
Interest expense	-	613,720	-	613,720
Amortization of deferred debt issuance costs	-	530,634	-	530,634
Commitment fees	-	275,585	-	275,585
Insurance expense	64,260	149,699	-	213,959
Custody fees	-	88,000	-	88,000
Director fees	27,165	54,335	-	81,500
Legal fees, professional fees and
due diligence expenses	36,649	(261,353)	-	(224,704)
Other operating expenses	(1,183)	179,466	-	178,283
Total expenses	126,891	15,955,086	-	16,081,977

Net investment income	(126,891)	54,369,510	-	54,242,619

Net realized and unrealized gain (loss)
Net realized gain from:
Investments in unaffiliated issuers	-	35,456,923	-	35,456,923
Investments in other affiliates	-	1,274,211	-	1,274,211
Foreign currency transactions	-	1,636,961	-	1,636,961
Net realized gain	-	38,368,095	-	38,368,095
Net change in net unrealized depreciation	48,183,742	(42,817,914)	(48,183,742)	(42,817,914)
Net realized and unrealized loss	48,183,742	(4,449,819)	(48,183,742)	(4,449,819)

Dividends paid on Series A preferred equity facility	-	(1,753,704)	-	(1,753,704)
Net change in accumulated dividends on
Series A preferred equity facility	-	17,755	-	17,755
Dividends paid to Series Z preferred shareholders	-	-	-	-
Net change in reserve for distributions to
Series Z preferred shareholders	(11,262)	-	-	(11,262)
Net increase in net assets resulting
from operations	$48,045,589	$48,183,742	$(48,183,742)	$48,045,589

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements
(Unaudited)

On May 4, 2011, the Boards of Directors of the Company and the Partnership, including the “non-interested” Directors (the “Independent Directors”), voted to approve the respective Investment Management Agreement and Co-Management Agreement of the Company and the Partnership (each a “Management Agreement” and collectively, the “Management Agreements”) for an additional one-year term.

In considering whether to recommend re-approval of the Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager, the Co-Manager, fund counsel and independent counsel.  The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Investment Manager and Co-Manager.  The Independent Directors reviewed the services that the Investment Manager and Co-Manager provide to the Company and the Partnership.  The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized natures of the Company and the Partnership, and that the Investment Manager had expertise in administering such procedures.  In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s and Co-Manager’s staff.  They also took into consideration the Investment Manager’s and Co-Manager’s quality of service and noted their longevity in the industry.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager and Co-Manager to the Company and the Partnership and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of investment vehicles such as the Company and the Partnership.

(ii) Investment performance of the Company, the Partnership and the Investment Manager. The Independent Directors reviewed the past investment performance of the Company and the Partnership and other funds for which the Investment Manager provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company and the Partnership had performed satisfactorily.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements
(Unaudited)

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Company and the Partnership. The Independent Directors considered the cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report.  The Independent Directors also noted the types of expenses for which the Company and the Partnership on the one hand, or the Investment Manager and Co-Manager on the other, are responsible.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Company and the Partnership.

The Independent Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Company and the Partnership and information on the financial condition of the Investment Manager.  The Independent Directors noted that the Investment Manager and Co-Manager and their affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Company and the Partnership.  The Independent Directors found that the profits realized by the Investment Manager from its relationship with the Company and the Partnership were reasonable and consistent with the Investment Manager’s fiduciary duties.  The Independent Directors noted that the Co-Manager was unable to provide the Directors with the information requested on the profitability to the Co-Manager of its relationship with the Company and the Partnership.  The Independent Directors also found that the Investment Manager and Co-Manager each had the financial resources necessary to continue to carry out their respective functions.

The Independent Directors concluded that the management and performance fees for the Investment Manager and Co-Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Company and the Partnership grow and whether fee levels would reflect such economies of scale.  In light of the Company’s and the Partnership’s predetermined sizes and policies of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structures of the Company and the Partnership and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Management Agreements, no single factor was determinative to the decision of the Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended re-approval of each of the Management Agreements.

ITEM 2.	CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in Semiannual Shareholder Report in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)           The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)           None.

ITEM 12.	EXHIBITS.

(a)           (1)           Not applicable for filing of Semiannual Reports to Shareholders.

(a)           (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)           (3)           Not applicable.

(b)           Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tennenbaum Opportunities Fund V, LLC

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: September 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: September 7, 2011

By:	/s/ Paul L. Davis
Name: Paul L. Davis
Title: Chief Financial Officer
Date: September 7, 2011